Exhibit 99.2

Bank of Florida Corporation
Summary of Consolidated Financial Data
(Dollars in thousands, except per share data)

	For the Three Months Ended							For the Nine Months Ended
	Sept 30,	Jun 30,	Increase/(decrease)		Sept 30,	Increase/(decrease)		Sept 30,	Sept 30,	Increase/(decrease)
	2008	2008	$	%	2007	$	%	2008	2007	$	%
Total interest income	$20,980	$20,994	($14)	-0.1%	$23,727	($2,747)	-11.6%	$62,899	$61,710	$1,189	1.9%
Total interest expense	10,059	9,647	412	4.3%	11,773	(1,714)	-14.6%	29,897	29,490	407	1.4%
Net interest income before provision	10,921	11,347	(426)	-3.8%	11,954	(1,033)	-8.6%	33,002	32,220	782	2.4%
Provision for loan losses	6,190	1,585	4,605	290.5%	336	5,854	1742.3%	8,463	1,536	6,927	451.0%
Net interest income after provision	4,731	9,762	(5,031)	-51.5%	11,618	(6,887)	-59.3%	24,539	30,684	(6,145)	-20.0%
Non interest income	1,134	1,049	85	8.1%	1,263	(129)	-10.2%	3,479	3,823	(344)	-9.0%
Gain on sale of investments	28	0	28	N/A	0	28	N/A	28	0	28	N/A
Noninterest expense	11,389	10,770	619	5.7%	10,220	1,169	11.4%	33,108	28,319	4,789	16.9%
Income before taxes	(5,496)	41	(5,537)	N/A	2,661	(8,157)	-306.5%	(5,062)	6,188	(11,250)	-181.8%
Provision for income taxes	(2,050)	37	(2,087)	N/A	1,054	(3,104)	-294.5%	(1,854)	2,475	(4,329)	N/A
Net income (loss)	(3,446)	4	(3,450)	N/A	1,607	(5,053)	-314.4%	(3,208)	3,713	(6,921)	-186.4%

Basic earnings (loss) per common share	$(0.27)	$-	$(0.27)	N/A	$0.13	$(0.40)	-307.7%	$(0.25)	$0.32	$(0.57)	-178.1%
Diluted earnings (loss) per common share	$(0.27)	$-	(0.27)	N/A	$0.12	(0.39)	-325.0%	$(0.25)	$0.32	(0.57)	-178.1%

Weighted average common shares - Basic	12,779,020	12,779,020	0	0.0%	12,765,269	13,751	0.1%	12,779,020	11,427,997	1,351,023	11.8%
Weighted average common shares - Diluted	12,779,020	12,779,020	0	0.0%	12,874,038	(95,018)	-0.7%	12,779,020	11,590,101	1,188,919	10.3%

Return on average assets	-0.95%	0.00%	-0.95%	N/A	0.49%	-1.44%	293.9%	-0.31%	0.43%	-0.74%	172.1%
Return on average common equity	-6.96%	0.01%	-6.97%	N/A	3.27%	-10.23%	312.8%	-2.14%	2.89%	-5.03%	174.0%

Top-line revenue	$12,055	$12,396	($341)	-2.8%	$13,217	($1,162)	-8.8%	$36,481	$36,043	$438	1.2%
Net interest margin	3.33%	3.58%	-0.25%	-7.0%	3.96%	-0.63%	-15.9%	3.50%	4.09%	-0.59%	-14.4%
Efficiency ratio	94.48%	86.88%	7.60%	8.7%	77.32%	17.16%	22.2%	90.75%	78.57%	12.18%	15.5%

Average equity to average assets	13.66%	14.12%	-0.46%	-3.3%	14.86%	-1.20%	-8.1%	14.28%	15.02%	-0.74%	-4.9%
Average loans held for investment to average deposits	112.45%	116.29%	-3.84%	-3.3%	120.19%	-7.74%	-6.4%	116.32%	117.03%	-0.71%	-0.6%
Net charge-offs to average loans	1.72%	0.40%	1.32%	N/A	0.06%	1.66%	N/A	0.96%	0.05%	0.91%	1820.0%

	Sept 30,	Jun 30,	Increase/(decrease)		Sept 30,	Increase/(decrease)
	2008	2008	$	%	2007	$	%
Total assets	$1,545,054	$1,414,689	$130,365	9.2%	1,323,415	$221,639	16.7%
Cash & cash equivalents	90,759	17,252	73,507	426.1%	17,675	73,084	413.5%
Earning assets	1,418,720	1,294,991	123,729	9.6%	1,202,796	215,924	18.0%
Investment securities	91,600	92,542	(942)	-1.0%	40,815	50,785	124.4%
Loans	1,247,802	1,191,733	56,069	4.7%	1,152,263	95,539	8.3%
Allowance for loan losses	14,264	13,232	1,032	7.8%	11,754	2,510	21.4%
Intangible Assets	64,968	65,091	(123)	-0.2%	64,451	517	0.8%
Deposit accounts	1,199,705	1,012,408	187,297	18.5%	985,149	214,556	21.8%
Borrowings	144,278	201,282	(57,004)	-28.3%	135,294	8,984	6.6%
Stockholders' equity	196,686	197,492	(806)	-0.4%	198,763	(2,077)	-1.0%
Total common shares outstanding	12,779,020	12,779,020	0	0.0%	12,779,020	0	0.0%
Book value per common share	$15.39	$15.45	$(0.06)	-0.4%	$15.55	$(0.16)	-1.0%
Tangible book value per common share	$10.31	$10.36	$(0.05)	-0.5%	$10.51	$(0.20)	-1.9%

Loan loss allowance to total loans	1.14%	1.11%	0.03%	2.7%	1.02%	0.12%	11.8%
Loan loss allowance to nonperforming loans	49.08%	54.56%	-5.48%	-10.04%	206.32%	-157.24%	-76.2%
Nonperforming loans to total loans	2.33%	2.03%	0.30%	14.8%	0.49%	1.84%	375.5%
Nonperforming assets to total assets	2.15%	1.75%	0.40%	22.86%	0.54%	1.61%	298.1%

Leverage (tier 1 to average total assets)	9.19%	9.68%	-0.49%	-5.1%	10.42%	-1.23%	-11.8%
Assets under advice--Bank of Florida Trust Company	$439,942	$475,890	(35,948)	-7.6%	$502,383	(62,441)	-12.4%

	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec. 30,	Sept 30,	June 30,	March 31,
	2008	2008	2008	2007	2007	2007	2007	2006	2006	2006	2006
Total interest income	$20,980	$20,994	$20,925	$22,445	$23,727	$21,251	$16,731	$16,227	$14,299	$11,858	$9,945
Total interest expense	10,059	9,647	10,190	11,441	11,773	10,118	7,599	7,005	5,967	4,522	3,727
Net interest income before provision	10,921	11,347	10,735	11,004	11,954	11,133	9,132	9,222	8,332	7,336	6,218
Provision for loan losses	6,190	1,585	687	2,717	336	624	576	734	840	656	606
Net interest income after provision	4,731	9,762	10,048	8,287	11,618	10,509	8,556	8,488	7,492	6,680	5,612
Non interest income	1,134	1,049	1,296	1,765	1,263	1,300	1,260	1,074	1,062	1,006	1,099
Gain on sale of investments	28	0	0	0	0	0	0	0	0	0	0
Noninterest expense	11,389	10,770	10,952	11,662	10,220	9,745	8,354	8,361	7,418	6,764	6,041
Net income before taxes	(5,496)	41	392	(1,610)	2,661	2,064	1,462	1,201	1,136	922	670
Provision for income taxes	(2,050)	37	159	(640)	1,054	824	597	524	447	370	270
Net income (loss)	(3,446)	4	233	(970)	1,607	1,240	865	677	689	552	400

Basic earnings (loss) per common share	$(0.27)	$-	$0.02	$(0.08)	$0.13	$0.10	$0.09	$0.07	$0.08	$0.07	$0.07
Diluted earnings (loss) per common share	($0.27)	$0.00	$0.02	($0.08)	$0.12	$0.10	$0.09	$0.07	$0.07	$0.07	$0.06

Weighted average common shares - Basic	12,779,020	12,779,020	12,779,020	12,779,020	12,765,269	11,894,845	9,588,972	9,569,452	9,149,185	7,390,499	5,943,933
Weighted average common shares - Diluted	12,779,020	12,779,020	12,779,376	12,845,424	12,874,038	12,060,332	9,794,468	9,804,949	9,397,872	7,648,394	6,213,178

Return on average assets	-0.95%	0.00%	0.07%	-0.30%	0.49%	0.42%	0.38%	0.31%	0.35%	0.32%	0.26%
Return on average common equity	-6.96%	0.01%	0.46%	-1.94%	3.27%	2.75%	2.53%	2.01%	2.20%	2.48%	2.77%

Top-line revenue	$12,055	$12,396	$12,031	$12,769	$13,217	$12,433	$10,392	$10,296	$9,394	$8,342	$7,317
Net interest margin	3.33%	3.58%	3.62%	3.69%	3.96%	4.10%	4.25%	4.44%	4.46%	4.60%	4.43%
Efficiency ratio	94.48%	86.88%	91.03%	91.33%	77.32%	78.38%	80.39%	81.21%	78.97%	81.08%	82.56%

Average equity to average assets	13.66%	14.12%	15.14%	15.24%	14.86%	15.26%	14.93%	15.53%	16.05%	12.96%	9.53%
Average loans held for investment to average deposits	112.45%	116.29%	120.89%	118.02%	120.19%	114.74%	115.63%	112.83%	108.00%	100.35%	97.65%
Net charge-offs to average loans	1.72%	0.40%	0.74%	0.01%	0.06%	0.00%	0.10%	0.00%	0.00%	0.03%	0.12%

	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,	Sept 30,	June 30,	March 31,
	2008	2008	2008	2007	2007	2007	2007	2006	2006	2006	2006
Total assets	1,545,054	1,414,689	1,404,034	1,310,488	1,323,415	1,280,983	938,739	883,102	850,096	756,267	620,136
Cash & cash equivalents	90,759	17,252	37,530	17,388	17,675	34,094	36,576	27,744	48,457	91,040	36,320
Earning assets	1,418,720	1,294,991	1,284,195	1,192,104	1,202,796	1,164,703	899,205	838,626	789,695	728,062	588,641
Investment securities	91,600	92,542	81,075	38,008	40,815	42,290	39,490	41,724	41,995	42,316	18,319
Loans held for investment	1,247,802	1,191,733	1,174,472	1,144,762	1,152,263	1,106,375	831,195	783,610	728,610	606,564	550,114
Allowance for loan losses	14,264	13,232	12,811	14,431	11,754	11,804	8,203	7,833	7,094	5,666	5,055
Intangible Assets	64,968	65,091	65,220	65,597	64,451	63,146	13,808	13,831	13,225	912	918
Deposit accounts	1,199,705	1,012,408	1,003,042	937,116	985,149	970,296	718,584	691,180	660,443	593,561	535,192
Other Borrowings	144,278	201,282	198,286	171,090	135,294	110,798	80,500	53,500	50,500	42,000	24,000
Stockholders' equity	196,686	197,492	200,539	198,931	198,763	196,031	137,028	135,505	134,463	118,444	59,485
Total common shares outstanding	12,779,020	12,779,020	12,779,020	12,779,020	12,779,020	12,726,131	9,610,069	9,575,153	9,563,703	8,871,444	5,944,533
Book value per common share	$15.39	$15.45	$15.69	$15.57	$15.55	$15.40	$14.26	$14.15	$14.06	$13.35	$10.01
Tangible book value per common share	$10.31	$10.36	$10.59	$10.43	$10.51	$10.44	$12.82	$12.71	$12.68	$13.25	$9.85

Loan loss allowance to total loans	1.14%	1.11%	1.09%	1.26%	1.02%	1.07%	0.99%	1.00%	0.97%	0.93%	0.92%
Loan loss allowance to nonperforming loans	49.08%	54.56%	68.76%	101.69%	206.32%	237.58%	418.28%	1160.26%	954.12%	0.00%	11121.59%
Nonperforming loans to total loans	2.33%	2.03%	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%
Nonperforming assets to total assets	1.88%	1.71%	1.33%	1.08%	0.43%	0.39%	0.21%	0.08%	0.09%	0.00%	0.01%

Leverage (tier 1 to average total assets)	9.19%	9.68%	10.31%	10.24%	10.42%	11.59%	13.38%	13.95%	15.58%	17.01%	9.46%
Assets under advice--Bank of Florida Trust Company	$439,942	$475,890	$479,610	$499,350	$502,383	$514,192	$510,980	$415,318	$381,371	$384,154	$409,092

Past Due still accruing	37,275,004	13,907,857	20,398,181	2,704,513	7,401,379	754,883	796,039	1,711,652	1,191,989	623,401	942,422
Pats due 90+ and nonaccrual	29,063,817	24,250,277	18,631,915	14,191,492	5,696,883	4,968,622	1,961,081	675,103	743,488	0	45,449
Total Past-due loans	66,338,821	38,158,134	39,030,096	16,896,005	13,098,262	5,723,505	2,757,120	2,386,755	1,935,477	623,401	987,871

Ratios to total loans outstanding
Past Due 30-89 days and still accruing	2.99%	1.17%	1.74%	0.24%	0.64%	0.07%	0.10%	0.22%	0.16%	0.10%	0.17%
Past due 90+ and nonaccrual	2.33%	2.03%	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%
Total Past-due loans	5.32%	3.20%	3.32%	1.48%	1.14%	0.52%	0.33%	0.30%	0.27%	0.10%	0.18%

OREO	4,134,965	97,969	1,350,000	1,500,000	0	0	0	0	0	0	0
OREO/Total Assets	0.27%	0.01%	0.10%	0.11%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Net, Charge offs	5,161,582	1,187,063	2,097,229	40,322	158,537	(4,038)	206,053	(5,520)	(1,280)	44,169	154,406
Loan loss provision/net charge-offs	120%	134%	33%	6738%	212%	-15453%	280%	-13297%	-65625%	1485%	392%
Loan loss provision/average loans	2.06%	0.54%	0.24%	0.95%	0.12%	0.24%	0.29%	0.38%	0.51%	0.46%	0.47%

FMV Intangible	64,967,832	65,090,818	65,219,660	65,596,823	64,451,328	63,146,394	13,807,815	13,830,643	13,224,985	911,953	917,858

Bank of Florida Corp.
Loan Portfolio Trend Breakdown
(Source: Call Report Schedules through 9/30/06 and Loan Application System Reports thereafter)

	C&I	Com'l RE	Construct.	Land	Total	1-4 Family	Multi-Fam	Non-Coml	Home	Other	Combined	Less: Unearned &	Total	Total	Change in Total Loans vs. Linked
					Com'l			RE	Equity	Consumer	Oth Consmr	Def Ln Fees*	Loans	Real Estate	Period
9/30/2008	$111,462	$530,938	$196,917	$159,845	$999,162	$155,379	$44,796	$200,175	$39,138	$11,930	$51,068	$(2,603)	$1,247,802	$1,127,013	$56,069
9/30/08 Mix of Total	8.9%	42.5%	15.8%	12.8%	80.1%	12.5%	3.6%	16.0%	3.1%	1.0%	4.1%	-0.2%	100.0%	90.3%
9/30/08 Mix of Segment	11.2%	53.1%	19.7%	16.0%	100.0%							$1,250,405
9/30/08 Mix of Segment		47.1%	17.5%	14.2%		13.8%	4.0%		3.5%					100.0%

$ chg 6/30/08	$667	$53,733	$(15,031)	$1,682	$41,051	$9,559	$9,761	$19,320	$(2,783)	$(536)	$(3,319)	$(983)	$56,069	$56,921
$ chg 9/30/07	$23,414	$106,789	$(36,817)	$(28,966)	$64,420	$626	$28,735	$29,361	$(1,215)	$465	$(750)	$2,508	$95,539	$69,152
% chg 9/30/07	26.6%	25.2%	-15.8%	-15.3%	6.9%	0.4%	178.9%	17.2%	-3.0%	4.1%	-1.4%	-49.1%	8.3%	6.5%

$ chg 12/31/07	$17,053	$120,793	$(40,875)	$(17,554)	$79,417	$(5,342)	$30,391	$25,049	$(963)	$117	$(846)	$(580)	$103,040	$86,450
% chg 12/31/07	18.1%	29.5%	-17.2%	-9.9%	8.6%	-3.3%	211.0%	14.3%	-2.4%	1.0%	-1.6%	28.7%	9.0%	8.3%
Annualized % chg 12/31/07	36.1%	58.9%	-34.4%	-19.8%	17.3%	-6.6%	422.0%	28.6%	-4.8%	2.0%	-3.3%	57.3%	18.0%	16.6%

6/30/2008	$110,795	$477,205	$211,948	$158,163	$958,111	$145,820	$35,035	$180,855	$41,921	$12,466	$54,387	$(1,620)	$1,191,733	$1,070,092	$17,261
3/31/2008	$100,188	$439,219	$259,554	$167,201	$966,162	$138,626	$22,993	$161,619	$38,799	$11,789	$50,588	$(3,897)	$1,174,472	$1,066,392	$29,710
12/31/2007	$94,409	$410,145	$237,792	$177,399	$919,745	$160,721	$14,405	$175,126	$40,101	$11,813	$51,914	$(2,023)	$1,144,762	$1,040,563	$(7,501)
9/30/2007	$88,048	$424,149	$233,734	$188,811	$934,742	$154,753	$16,061	$170,814	$40,353	$11,465	$51,818	$(5,111)	$1,152,263	$1,057,861	$45,888
6/30/2007	$78,281	$352,331	$264,476	$196,131	$891,219	$139,989	$17,673	$157,662	$42,675	$16,020	$58,695	$(1,201)	$1,106,375	$1,013,275	$275,180
3/31/2007	$67,776	$250,029	$200,791	$153,179	$671,775	$99,493	$10,781	$110,274	$36,660	$11,543	$48,203	$943	$831,195	$750,933	$47,585
12/31/2006	$58,644	$237,857	$166,934	$151,434	$614,869	$108,051	$11,603	$119,654	$34,973	$12,835	$47,808	$1,279	$783,610	$710,852	$55,000
NOTE: NEW LOAN TYPE DEFINITIONS HAVE BEEN RESTATED TO 12/31/06, MAKING HISTORICAL COMPARISONS TO DATA PREVIOUS TO 12/31/06 INACCURATE EXCEPT FOR TOTAL LOANS
9/30/2006	$59,196	$235,988	$258,363		$553,547	$104,977	$21,254	$126,231	$35,893	$14,151	$50,044	$1,212	$728,610	$656,475	$122,046
6/30/2006	$56,738	$204,866	$220,297		$481,901	$72,007	$16,175	$88,182	$24,482	$13,047	$37,529	$1,048	$606,564	$537,827
9/30/07 Mix of Total	7.6%	36.8%	20.3%	16.4%	81.1%	13.4%	1.4%	14.8%	3.5%	1.0%	4.5%	-0.4%	100.0%	91.8%
9/30/07 Mix of Segment	9.4%	45.4%	25.0%	20.2%	100.0%
9/30/07 Mix of Segment		40.1%	22.1%	17.8%		14.6%	1.5%		3.8%					100.0%

Organic Loan Analysis

Old Florida 9/30/08	$5,110	$85,998	$17,456	$28,183	$136,747	$42,140	$2,750	$44,890	$6,190	$2,244	$8,434	$10,774	$190,235	$182,717	$12,465
Bristol Bank 9/30/08	$10,817	$29,809	$15,531	$6,653	$62,810	$21,278	$5,635	$26,913	$10,442	$2,828	$13,270	$(213)	$102,780	$89,348	$6,179
Old Florida 6/30/08	$6,445	$84,114	$20,832	$24,282	$135,673	$32,624	$3,098	$35,722	$5,996	$2,070	$8,066	$(1,691)	$177,770	$170,946	$(11,955)
Bristol Bank 6/30/08	$12,101	$26,178	$14,966	$3,992	$57,237	$20,995	$4,128	$25,123	$11,047	$3,237	$14,284	$(43)	$96,601	$81,306	$9,498
Old Florida 3/31/08	$6,512	$92,283	$23,328	$29,951	$152,074	$29,595	$2,530	$32,125	$5,269	$2,118	$7,387	$(1,861)	$189,725	$182,956	$3,937
Bristol Bank 3/31/08	$8,015	$21,931	$14,298	$3,894	$48,138	$22,908	$3,481	$26,389	$10,032	$2,653	$12,685	$(109)	$87,103	$76,544	$5,566
Old Florida 12/31/07	$6,692	$92,116	$24,814	$30,519	$154,141	$22,489	$2,765	$25,254	$5,154	$2,201	$7,355	$(962)	$185,788	$177,857	$(15,910)
Bristol Bank 12/31/07	$15,725	$26,369	$3,225	$2,890	$48,209	$20,018	$672	$20,018	$10,264	$3,046	$13,310		$81,537	$62,766	$1,942
Old Florida 9/30/07	$6,853	$86,692	$30,672	$37,707	$161,924	$25,870	$6,551	$32,421	$5,036	$2,317	$7,353	$-	$201,698	$192,528	$(7,350)
Bristol Bank 9/30/07	$17,458	$22,463	$3,435	$2,890	$46,246	$20,869	$701	$20,869	$9,557	$2,923	$12,480		$79,595	$59,214	$3,592
Old Florida 6/30/07	$6,819	$80,739	$34,270	$44,621	$166,449	$27,399	$7,254	$34,653	$5,408	$2,538	$7,946	$-	$209,048	$199,691
Bristol Bank 6/30/07	$12,061	$11,331	$14,192		$37,584	$20,378	$2,424	$22,802	$13,484	$2,133	$15,617		$76,003	$61,809	$2,087
Bristol Bank 3/31/07	$12,412	$10,850	$11,012		$34,274	$22,375	$2,436	$24,811	$13,166	$1,665	$14,831		$73,916	$59,839	$6,610
Bristol Bank 12/31/06	$9,115	$9,603	$10,847		$29,565	$19,758	$2,449	$22,207	$13,863	$1,746	$15,609	75	$67,306	$56,520	$6,367
Bristol Bank 9/30/06	$9,054	$5,649	$5,853		$20,556	$25,568	$1,621	$27,189	$11,003	$2,225	$13,228	34	$60,939	$49,694

9/30/08 Excl OF & BB	$95,535	$415,131	$163,930	$125,009	$799,605	$91,961	$36,411	$128,372	$22,506	$6,858	$29,364	$(13,164)	$954,787	$854,948	$37,425
6/30/08 Excl OF & BB	$92,249	$366,913	$176,150	$129,889	$765,201	$92,201	$27,809	$120,010	$24,878	$7,159	$32,037	$114	$917,362	$817,840
9/30/07 Excl OF & BB	$63,737	$314,994	$199,627	$148,214	$726,572	$108,014	$8,809	$117,524	$25,760	$6,225	$31,985	$(5,111)	$870,970	$806,119

$ chg 6/30/08	$3,286	$48,218	$(12,220)	$(4,880)	$34,404	$(240)	$8,602	$8,362	$(2,372)	$(301)	$(2,673)	$(13,278)	$37,425	$37,108
$ chg 9/30/07	$31,798	$100,137	$(35,697)	$(23,205)	$73,033	$(16,053)	$27,602	$10,848	$(3,254)	$633	$(2,621)	$(8,053)	$83,817	$48,829
% chg 9/30/07	49.9%	31.8%	-17.9%	-15.7%	10.1%	-14.9%	313.3%	9.2%	-12.6%	10.2%	-8.2%	157.6%	9.6%

9/30/08 Excl OF only	$106,352	$444,940	$179,461	$131,662	$862,415	$113,239	$42,046	$155,285	$32,948	$9,686	$42,634	$(13,377)	$1,057,567	$944,296
$ chg 9/30/07	$25,157	$107,483	$(23,601)	$(19,442)	$89,597	$(15,644)	$32,536	$16,892	$(2,369)	$538	$(1,831)	$(8,266)	$107,002	$78,963
% chg 9/30/07	31.0%	31.9%	-11.6%	-12.9%	11.6%	-12.1%	342.1%	12.2%	-6.7%	5.9%	-4.1%	161.7%	11.3%	9.1%

Note: Bristol Bank includes Aventura Office
* components net of unearned and def. beginning 12/31/06 represent difference between how loan types are recorded on the loan application system and total loans per the general ledger.

Bank of Florida Corp.
Loan Portfolio Trend Breakdown
(Source: Call Report Schedules and Internal Reports)

Total Organic Assets	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008

Consolidated	$756,267	$850,096	$883,102	$938,739	$1,280,983	$1,323,415	$1,310,488	$1,404,034	$1,414,689	$1,545,054
Less: Bristol Bank	$-	$100,782	$99,774	$102,762	$110,011	N/A	N/A	N/A	$108,920	$115,451
Less: Old Florida	$-	$-	$-	$-	$315,331	270,698	$255,652	$255,179	$243,547	$259,263
Equals: Organic Assets	$756,267	$749,314	$783,328	$835,977	$855,641	$1,052,717	$1,054,836	$1,148,855	$1,171,142	$1,285,791
Chg from 12 mon ago--$									$315,501	$233,074
Chg from 12 mon ago--%									36.9%	22.1%

	Loans	Loans	Versus 9/30/07		Assets	Assets	Versus 9/30/07
	9/30/2008	6/30/2007	Dollar	Percent	9/30/2008	9/30/2007	Dollar	Percent

Consolidated	$1,247,802	$1,152,263	$95,539	8.3%	$1,545,054	$1,323,415	$221,639	16.7%
Less: Bristol Bank	$102,780	$79,595	$23,185	29.1%	$115,451	$110,011	$5,440	4.9%	Estimated for 9/30/07
Less: Old Florida	$190,235	$201,698	N/A	N/A	$259,263	$270,698	$(11,435)	-4.2%
Equals: Organic Assets	$954,787	$870,970	$83,817	9.6%	$1,285,791	$942,706	$343,085	36.4%

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)

					CDs Retail (incl. Retail	CDs Brkrd (incl. Whsle	CDs	Total	Total		Other	Core Depos.	Chg in Tot Deposits vs. Linked	Chg in Core Deposits vs. Linked
	DDA	NOW	MMDA	Savings	CDARS)	CDARS)	IRA	CDs	Deposits	FHLB	Borrow	(excl CDs)	Period	Period
9/30/2008	$100,471	$44,671	$343,849	$5,972	$380,293	$296,626	$27,823	$704,742	$1,199,705	$108,278	$36,000	$494,963	$187,297	$(577)
9/30/08 Mix of Total	8.4%	3.7%	28.7%	0.5%	31.7%	24.7%	2.3%	58.7%	100.0%			41.3%	19.0%	-0.1%
9/30/08 Mix of Segment					54.0%	42.1%	3.9%	100.0%
9/30/08 Mix of Segment	20.3%	9.0%	69.5%	1.2%								100.0%

$ chg 6/30/08	$4,586	$(9,363)	$4,492	$(292)	$115,844	$68,272	$3,758	$187,874	$187,297	$(57,004)	$-	$(577)
$ chg 9/30/07	$107	$(16,885)	$(21,859)	$(1,717)	$96,032	$156,416	$2,463	$254,911	$214,557	$(11,016)	$20,000	$(40,354)
% chg 9/30/07	0.1%	-27.4%	-6.0%	-22.3%	33.8%	111.6%	9.7%	56.7%	21.8%	-9.2%	125.0%	-7.5%
										6.6%	combined growth in FHLB and other borrowings
6/30/2008	$95,885	$54,034	$339,357	$6,264	$264,449	$228,354	$24,065	$516,868	$1,012,408	$165,282	$36,000	$495,540	$9,366	$(32,061)
3/31/2008	$107,162	$51,676	$361,959	$6,804	$272,415	$178,876	$24,150	$475,441	$1,003,042	$162,286	$36,000	$527,601	$65,926	$6,946
12/31/2007	$103,684	$59,376	$364,975	$6,124	$279,063	$99,101	$24,793	$402,957	$937,116	$155,340	$16,000	$534,159	$(48,032)	$36,046
9/30/2007	$100,364	$61,556	$365,708	$7,689	$284,261	$140,210	$25,360	$449,831	$985,148	$119,294	$16,000	$535,317	$14,852	$24,496
6/30/2007	$108,511	$68,228	$392,717	$11,350	$281,090	$86,647	$21,753	$389,490	$970,296	$94,798	$16,000	$580,806	$251,712	$580,806
3/31/2007	$94,205	$42,410	$291,088	$3,931	$191,243	$83,062	$12,645	$286,950	$718,584	$69,500	$11,000	$431,634	$27,404	$11,296
12/31/2006	$90,013	$46,898	$279,411	$4,016	$198,533	$60,105	$12,204	$270,842	$691,180	$42,500	$11,000	$420,338	$30,737	$285
9/30/2006	$104,592	$51,778	$259,797	$3,886	$189,860	$38,519	$12,011	$240,390	$660,443	$39,500	$11,000	$420,053	$66,882	$38,943
6/30/2006	$93,221	$44,869	$239,825	$3,195	$152,744	$51,215	$8,492	$212,451	$593,561	$31,000	$11,000	$381,110
9/30/07 Mix of Total	10.2%	6.2%	37.1%	0.8%	28.9%	14.2%	2.6%	45.7%	100.0%	12.1%	1.6%	54.3%
9/30/07 Mix of Segment					63.2%	31.2%	5.6%	100.0%
9/30/07 Mix of Segment	18.7%	11.5%	68.3%	1.4%								100.0%
		MMDA/Svgs outs 9/30/08		$349,821	CDs ex Brok outs 9/30/08		$408,116
Organic Deposit Analysis		MMDA/Svgs mix 9/30/08		29.2%	CDs ex Brok mix 9/30/08		34.0%
		MMDA/Svgs outs 1 yr chg		-6.3%	CDs ex Brok outs 1 yr chg		31.8%
Old Florida 9/30/08	$13,776	$11,173	$55,619	$2,419	$100,478	$1,704	$13,221	$115,403	$198,390			$82,987	$14,708	$2,805
Bristol Bank 9/30/08	$7,310	$3,516	$30,214	$1,029	$23,728	$3,011	$2,109	$28,848	$70,917			$42,069	$(4,078)	$(8,858)
Old Florida 6/30/08	$13,267	$14,030	$50,229	$2,656	$91,854	$-	$11,646	$103,500	$183,682			$80,182	$(13,870)	$(10,658)
Bristol Bank 6/30/08	$8,964	$4,860	$36,387	$716	$22,105	$-	$1,963	$24,068	$74,995			$50,927	$3,372	$8,597
Old Florida 3/31/08	$15,504	$14,912	$57,201	$3,223	$95,071	$-	$11,641	$106,712	$197,552			$90,840	$3,674	$2,104
Bristol Bank 3/31/08	$6,872	$4,410	$30,337	$711	$27,072	$-	$2,221	$29,293	$71,623			$42,330	$(21,513)	$(16,382)
Old Florida 12/31/07	$13,936	$20,163	$51,750	$2,887	$93,217	$-	$11,925	$105,142	$193,878			$88,736	$(15,157)	$(14,919)
Bristol Bank 12/31/07	$7,941	$4,828	$45,144	$799	$31,118	$-	$2,507	$33,625	$93,136			$58,712	$(1,775)	$182
Old Florida 9/30/07	$13,056	$25,713	$60,423	$4,463	$93,439	$-	$11,941	$105,380	$209,035			$103,655	$(25,975)	$(25,126)
Bristol Bank 9/30/07	$8,597	$3,595	$45,473	$865	$32,837	$-	$2,679	$35,516	$94,911			$58,530	$10,258	$10,167
Old Florida 6/30/07	$17,521	$27,367	$76,571	$7,322	$95,140	$-	$11,089	$106,229	$235,010	$3,500	$5,000	$128,781
Bristol Bank 6/30/07	$12,070	$3,756	$31,145	$1,392	$33,454	$-	$2,836	$36,290	$84,653	$3,500	$-	$48,363	$7,185	$8,986
Bristol Bank 3/31/07	$9,013	$3,825	$25,340	$1,199	$35,290	$-	$2,803	$38,093	$77,468	$3,500	$-	$39,377	$8,191	$5,773
Bristol Bank 12/31/06	$8,862	$3,582	$19,841	$1,319	$32,872	$-	$2,801	$35,673	$69,277	$8,500	$-	$33,604	$(816)	$1,283
Bristol Bank 9/30/06	$8,533	$3,337	$19,229	$1,222	$34,802	$-	$2,970	$37,772	$70,093	$8,500	$-	$32,321

9/30/08 Excl OF & BB	$79,385	$29,982	$258,016	$2,524	$256,087	$291,911	$12,493	$560,491	$930,398	$108,278	$36,000	$369,907	$176,667	$5,476
6/31/08 Excl. OF & BB	$73,654	$35,144	$252,741	$2,892	$150,490	$228,354	$10,456	$389,300	$753,731	$165,282	$36,000	$364,431	$19,864	$(30,000)
9/30/07 Excl OF & BB	$78,711	$32,248	$259,812	$2,361	$157,985	$140,210	$10,740	$308,935	$681,202	$119,294	$16,000	$373,132	$30,569	$39,455

$ chg 6/31/08	$5,731	$(5,162)	$5,275	$(368)	$105,597	$63,557	$2,037	$171,191	$176,667	$(57,004)	$-	$5,476
$ chg 9/30/07	$674	$(2,266)	$(1,796)	$163	$98,102	$151,701	$1,753	$251,556	$249,196	$(11,016)	$20,000	$(3,225)
% chg 9/30/07	0.9%	-7.0%	-0.7%	6.9%	62.1%	108.2%	16.3%	81.4%	36.6%	-9.2%	125.0%	-0.9%

9/30/08 Excl OF only	$86,695	$33,498	$288,230	$3,553	$279,815	$294,922	$14,602	$589,339	$1,001,315	$108,278	$36,000	$411,976
$ chg 6/30/07	$(613)	$(2,345)	$(17,055)	$327	$88,993	$154,712	$1,183	$244,888	$225,202	$(11,016)	$20,000	$(19,686)
% chg 6/30/07	-0.6%	-5.5%	-5.1%	4.7%	47.4%	178.6%	12.1%	86.2%	29.6%	-11.6%	125.0%	-4.1%
$ chg OF only 9/30/07	$720	$(14,540)	$(4,804)	$(2,044)	$7,039	$1,704	$1,280	$10,023	$(10,645)	$-	$-	$(20,668)	51%	of total
% chg OF only 9/30/07	5.5%	-56.5%	-8.0%	-45.8%	7.5%		10.7%	9.5%	-5.1%			-19.9%	core deposit change

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)

	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008

CDs Brokered	$51,215	$38,519	$60,105	$83,062	$86,647	$140,210	$99,101	$178,876	$296,626	$296,626
FHLB	$31,000	$39,500	$42,500	$69,500	$94,798	$119,294	$155,340	$162,286	$108,278	$108,278
Other Borrowings	$11,000	$11,000	$11,000	$11,000	$16,000	$16,000	$16,000	$36,000	$36,000	$36,000
Total Borrowings	$93,215	$89,019	$113,605	$163,562	$197,445	$275,504	$270,441	$377,162	$440,904	$440,904

Total Earning Assets	$728,062	789695	838626	$899,205	$1,164,703	$1,202,796	$1,192,104	$1,284,195	$1,284,195	$1,284,195

Borrowings/Earning Assets	12.8%	11.3%	13.5%	18.2%	17.0%	22.9%	22.7%	29.4%	34.3%	34.3%
Change from Prior 12 Months									17.4%	11.4%

Retail CDARS										$80,071
Wholesale CDARS										$58,090
Brokerage CDs										$238,536
Total Brokered+CDARS										$376,697

	Deposits	Deposits	Versus 9/30/07
	9/30/2008	9/30/2007	Dollar	Percent

Consolidated	$1,199,705	$985,148	$214,557	21.8%
Less: Bristol Bank	$70,917	$94,911	$(23,994)	-25.3%
Less: Old Florida	$198,390	$209,035	$(10,645)
Equals: Organic Deposits	$930,398	$681,202	$249,196	36.6%
	CDs	CDs
Consolidated	$704,742	$449,831	$254,911	56.7%
	Core	Core
Consolidated	$494,963	$535,317	$(40,354)	-7.5%

		CONSOLIDATED STATEMENTS OF OPERATIONS

		BANK OF FLORIDA CORP. AND SUBSIDIARIES

	Three Months ended September 30, 2008 and 2007 and June 30, 2008

	Three Months Ended			Three Months Ended
	September 30,			June 30,	3Q'08-3Q'07			% of	3Q'08-2Q'08			% of
	2008		2007	2008	$	Change	% Change	Total Chg	$	Change	% Change	Total Chg
		(unaudited)
INTEREST INCOME
Interest and fees on loans	$19,654		$22,971	19,634		$(3,317)	-14.4%			$20	0.1%
Interest on securities and other	1,302		687	1,349		$615	89.5%			$(47)	-3.5%
Interest on federal funds sold	24		69	11		$(45)	-65.2%			$13	118.2%
TOTAL INTEREST INCOME (1)	20,980		23,727	20,994		$(2,747)	-11.6%			$(14)	-0.1%

INTEREST EXPENSE
Interest on deposits	8,360		9,623	7,822		$(1,263)	-13.1%			$538	6.9%
Interest on subordinated Debt	170		1,185	199
Interest on FHLB & other borrowings	1,529		965	1,626		$564	58.4%			$(97)	-6.0%
TOTAL INTEREST EXPENSE	10,059		11,773	9,647		$(1,714)	-14.6%			$412	4.3%
NET INTEREST INCOME	10,921		11,954	11,347		$(1,033)	-8.6%			$(426)	-3.8%

PROVISION FOR LOAN LOSSES	6,190		336	1,585		$5,854	1742.3%			$4,605	290.5%
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	4,731		11,618	9,762		$(6,887)	-59.3%			$(5,031)	-51.5%

NON-INTEREST INCOME
Service charges & fees	464		475	491		$(11)	-2.3%	10.9%		$(27)	-5.5%	-23.9%
Mortgage banking fees	9		(2)	15		$11	-550.0%	-10.9%		$(6)	-40.0%	-5.3%
Trust Fees, net	679		790	679		$(111)	-14.1%	109.9%		$0	0.0%	0.0%
Other gains/losses (2)	10		0	(136)		$10	0.0%	-9.9%		$146	0.0%	129.2%
Total Non-interest income	1,162		1,263	1,049		$(101)	-8.0%	100.0%		$113	10.8%	100.0%

TOP-LINE REVENUE	12,083		13,217	12,396		$(1,134)	-8.6%			$(313)	-2.5%

NON-INTEREST EXPENSES
Salaries and employee benefits	5,533		5,401	5,327		$132	2.4%	11.3%		$206	3.9%	33.3%
Occupancy expenses	1,780		1,522	1,707		$258	17.0%	22.1%		$73	4.3%	11.8%
Equipment rental, depreciation
and maintenance	813		643	854		$170	26.4%	14.6%		$(41)	-4.8%	-6.6%
Intangible amortization	123		148	129		$(25)	-16.9%	-2.1%		$(6)	-4.7%	-1.0%
General operating	3,139		2,506	2,753		$633	25.3%	54.2%		$386	14.0%	62.5%
TOTAL NON-INTEREST EXPENSE	11,388		10,220	10,770		$1,168	11.4%	100.0%		$618	5.7%	100.0%

INCOME BEFORE INCOME TAXES	(5,495)		2,661	41		$(8,156)	-306.5%			$(5,536)	-13502.4%

INCOME TAXES	(2,050)		1,054	37		$(3,104)	-294.5%			$(2,087)	-5640.5%
NET INCOME	(3,445)		1,607	4		$(5,052)	-314.4%			$(3,449)	-86225.0%

EARNINGS PER SHARE	$(0.27)		$0.12	$0.00		$(0.39)	$(3.16)			$(0.27)	-86225.0%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,779,020		12,874,038	12,779,020		(95,018)	-0.7%			-	0.0%

(1) 1Q'08 includes $239,000 in interest reversed from prior periods due to increase in nonperforming loans,

2Q'08 includes $199,000 in interest reversals, and 3Q'08 includes $338,000. Total YTD reversals = $776,000.

(2) 2Q'08 includes -$136 on loss on disposal of fixed assets; 3Q08 includes $28 securities gains less loss on sale of REO and misc losses

EFFICIENCY RATIO	94.2%		77.3%	86.9%		16.9%				7.4%
OPERATING LEVERAGE						$(2,302)				$(931)

	BANK OF FLORIDA CORP. AND SUBSIDIARIES

	Nine Months Ended
	September 30,				YTD'08-YTD'07
	2008		2007		$	Change	% Change
		(unaudited)
INTEREST INCOME
Interest and fees on loans	$59,481		$59,394			$87	0.1%
Interest on securities and other	3,355		1,977			$1,378	69.7%
Interest on federal funds sold	63		339			$(276)	-81.4%
TOTAL INTEREST INCOME	62,899		61,710			$1,189	1.9%

INTEREST EXPENSE
Interest on deposits	24,491		24,979			$(488)	-2.0%
Interest on subordinated Debt	665		1,669
Interest on FHLB & other borrowings	4,741		2,842			$1,899	66.8%
TOTAL INTEREST EXPENSE	29,897		29,490			$407	1.4%
NET INTEREST INCOME	33,002		32,220			$782	2.4%

PROVISION FOR LOAN LOSSES	8,463		1,536			$6,927	451.0%
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	24,539		30,684			$(6,145)	-20.0%

NON-INTEREST INCOME
Service charges & fees	1,449		1,467			$(18)	-1.2%
Mortgage banking fees	83		185			$(102)	-55.1%
Trust Fees, net	2,098		2,228			$(130)	-5.8%
Other gains/losses	(123)		(57)			$(66)	0.0%
Total Non-interest income	3,507		3,823			$(316)	-8.3%

TOP-LINE REVENUE	36,509		36,043			$466	1.3%

NON-INTEREST EXPENSES
Salaries and employee benefits	16,354		15,425			$929	6.0%
Occupancy expenses	5,207		4,046			$1,161	28.7%
Equipment rental, depreciation
and maintenance	2,480		1,612			$868	53.8%
Intangible amortization	387		369			$18	4.9%
General operating	8,680		6,868			$1,812	26.4%
TOTAL NON-INTEREST EXPENSES (1)	33,108		28,320			$4,788	16.9%
INCOME BEFORE INCOME TAXES	(5,062)		6,187			$(11,249)	-181.8%

INCOME TAXES	(1,854)		2,475			$(4,329)	-174.9%
NET INCOME (LOSS)	$(3,208)		$3,712			$(6,920)	-186.4%

EARNINGS PER SHARE	$(0.25)		$0.32			$(0.57)	-178.4%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,779,020		11,590,101			1,188,919	10.3%

EFFICIENCY RATIO	90.7%		78.6%			12.1%
OPERATING LEVERAGE						$(4,322)

EFFICIENCY RATIO EXCL NONRECURRING ITEMS ABOVE	91.2%		77.9%			13.3%
OPERATING LEVERAGE EXCL NONRECURRING ITEMS ABOVE						(4,796)

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended September 30, 2008 vs.	September 2008 Quarter-to-Date			September 2007 Quarter-to-Date
Three months ended September 30, 2007	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,048,002	$16,961	6.44%	$974,111	$19,902	8.11%	-1.67%	73,891	$(4,082)	$1,141	$-	$(2,941)
Total Consumer loans	55,293	791	5.69%	53,579	1,094	8.10%	-2.41%	1,714	(324)	22	-	(303)
Total Residential real estate loans	120,306	1,901	6.29%	113,852	1,976	6.89%	-0.60%	6,454	(171)	97	-	(75)
Overdrafts	(26,674)	-	0.00%	(4,505)	-	0.00%	0.00%	(22,169)	-	-	-	-

Total Loans	1,196,927	19,654	6.53%	1,137,037	22,972	8.02%	-1.48%	59,890	(4,239)	921	-	(3,318)

Investment Securities	102,554	1,299	5.04%	50,630	668	5.23%	-0.20%	51,924	(25)	656	-	631
Federal funds sold	6,025	24	1.58%	7,979	16	0.80%	0.79%	(1,954)	16	(8)	-	8
Deposits in banks	556	3	2.26%	1,506	19	5.01%	-2.75%	(950)	(10)	(5)	-	(16)

Total Interest-earning assets	$1,306,063	$20,980	6.39%	$1,197,152	$23,675	7.85%	-1.46%	$108,911	(4,258)	$1,563	$-	$(2,695)

Non interest-earning assets	142,826			123,970

Total Assets	$1,448,889			$1,321,122

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$47,392	49	0.41%	62,077	224	1.43%	-1.02%	(14,685)	$(160)	$(16)	$-	$(175)
Money Market Accounts	328,099	2,389	2.90%	360,663	4,083	4.49%	-1.59%	(32,564)	(1,446)	(248)	-	(1,694)
Savings Accounts	6,173	9	0.55%	9,699	27	1.10%	-0.55%	(3,526)	(13)	(5)	-	(18)
Total Certificates	581,733	5,914	4.04%	411,721	5,237	5.05%	-1.00%	170,012	(1,037)	1,714	-	677
Total Deposits	963,396	8,360	3.45%	844,160	9,571	4.50%	-1.05%	119,236	(2,656)	1,445	-	(1,211)

Total FHLB Advances & Other Borrowings	168,085	1,500	3.55%	143,791	1,809	4.99%	-1.44%	24,294	(521)	212	-	(309)
Total Subordinated Debt	16,000	199	4.94%	16,000	333	8.26%	-3.32%	-	(133)	(1)	-	(134)
Total Other Borrowings	184,085	1,699	3.67%	159,791	2,142	5.32%	-1.65%	24,294	(654)	211	-	(443)

Total Interest-Bearing Liabilities	$1,147,482	$10,059	3.49%	$1,003,951	$11,713	4.63%	-1.14%	$143,531	$(3,310)	$1,656	$-	$(1,654)

Demand Deposits	101,044			101,862
Other Liabilities	2,456			18,972
Stockholder's equity	197,907			196,337
Total liabilities and equity	$1,448,889			$1,321,122

Net interest income/net interest spread		$10,921	2.90%		$11,962	3.22%	-0.32%	$(34,620)	$(948)	$(93)	$-	$(1,041)
Net interest margin			3.33%			3.96%	-0.63%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended September 30, 2008 vs.	September 2008 Quarter-to-Date			June 2008 Quarter-to-Date
Three months ended June 30, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,048,002	$16,961	6.44%	$1,031,270	$17,050	6.65%	-0.21%	16,732	$(547)	$271	$187	$(89)
Total Consumer loans	55,293	791	5.69%	55,945	799	5.74%	-0.05%	(652)	(7)	(10)	9	(8)
Total Residential real estate loans	120,306	1,901	6.29%	108,353	1,785	6.63%	-0.34%	11,953	(92)	189	20	116
Overdrafts	(26,674)	-	0.00%	(22,480)	-	0.00%	0.00%	(4,194)	-	-	-	-

Total Loans	1,196,927	19,654	6.53%	1,173,088	19,634	6.73%	-0.20%	23,839	(587)	391	216	20

Investment Securities	102,554	1,299	5.04%	100,585	1,346	5.38%	-0.34%	1,969	(87)	25	15	(47)
Federal funds sold	6,025	24	1.58%	1,883	11	2.35%	-0.76%	4,142	(4)	17	-	13
Deposits in banks	556	3	2.26%	545	3	2.21%	0.04%	11	0	0	-	0

Total Interest-earning assets	$1,306,063	$20,980	6.39%	$1,276,101	$20,994	6.62%	-0.23%	$29,962	(678)	$433	$231	$(14)

Non interest-earning assets	142,826			138,477

Total Assets	$1,448,889			$1,414,578

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$47,392	49	0.41%	$52,792	65	0.50%	-0.09%	(5,400)	$(12)	$(6)	$1	$(16)
Money Market Accounts	328,099	2,389	2.90%	353,872	2,513	2.86%	0.04%	(25,773)	36	(188)	28	(124)
Savings Accounts	6,173	9	0.55%	6,521	8	0.49%	0.06%	(348)	1	(0)	-	1
Total Certificates	581,733	5,914	4.04%	490,570	5,236	4.29%	-0.25%	91,163	(306)	926	58	678
Total Deposits	963,396	8,360	3.45%	903,755	7,822	3.48%	-0.03%	59,641	(281)	732	87	538

Total FHLB Advances & Other Borrowings	168,085	1,500	3.55%	186,789	1,681	3.62%	-0.07%	(18,704)	(33)	(166)	18	(181)
Total Subordinated Debt	16,000	199	4.94%	16,000	144	3.62%	1.32%	-	53	(0)	2	55
Total Other Borrowings	184,085	1,699	3.67%	202,789	1,825	3.62%	0.05%	(18,704)	20	(167)	20	(126)

Total Interest-Bearing Liabilities	$1,147,482	$10,059	3.49%	$1,106,544	$9,647	3.51%	-0.02%	$40,938	$(260)	$565	$107	$412

Demand Deposits	101,044			106,177
Other Liabilities	2,456			2,096
Stockholder's equity	197,907			199,761
Total liabilities and equity	$1,448,889			$1,414,578

Net interest income/net interest spread		$10,921	2.90%		$11,347	3.11%	-0.21%	$(10,976)	$(417)	$(133)	$124	$(426)
Net interest margin			3.33%			3.58%	-0.25%

Loan interest reversal		$338			$199
Total loans before interest reversal	$1,196,927	$19,992	6.64%	$1,173,088	$19,833	6.80%	-0.16%
Net interest income before interest reversal		$11,259			$11,546
Net interest margin before interest reversal			3.43%			3.64%	-0.21%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
2008 vs. 2007 YTD	September 2008 - Year-to-Date			September 2007- Year-to-Date
	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,022,790	$51,498	6.73%	$848,889	$51,317	8.08%	-1.36%	173,901	$(8,622)	$8,616	$187	$181
Total Consumer loans	54,565	2,448	5.99%	52,004	3,148	8.09%	-2.10%	2,561	(818)	107	11	(700)
Total Residential real estate loans	113,654	5,535	6.51%	94,967	4,929	6.94%	-0.43%	18,687	(309)	2,554	(1,639)	606
Overdrafts/Nonperforming loans	(21,616)	-	0.00%	(2,183)	-	0.00%	0.00%	(19,433)	-	-	-	-

Total Loans	1,169,393	59,481	6.79%	993,677	59,394	7.99%	-1.20%	175,716	(8,906)	10,433	(1,441)	87

Investment Securities	85,056	3,341	5.25%	48,221	1,916	5.31%	-0.07%	36,835	(24)	1,441	7	1,425
Federal funds sold	3,996	63	2.10%	10,430	286	3.67%	-1.57%	(6,434)	(122)	(6)	(95)	(223)
Deposits in banks	503	13	3.42%	1,314	61	6.21%	-2.78%	(811)	(27)	(82)	61	(48)

Total Interest-earning assets	$1,258,949	$62,897	6.67%	$1,053,642	$61,657	7.82%	-1.15%	$205,307	$(9,080)	$11,787	$(1,468)	$1,240

Non interest-earning assets	137,554			87,001

Total Assets	$1,396,503			$1,140,643

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$51,425	212	0.55%	$56,547	525	1.24%	-0.69%	(5,122)	$(292)	$(23)	$2	$(313)
Money Market Accounts	343,813	7,996	3.11%	333,287	11,168	4.48%	-1.37%	10,526	(3,428)	214	41	(3,173)
Savings Accounts	6,375	28	0.58%	7,941	84	1.41%	-0.84%	(1,566)	(50)	21	(28)	(56)
Total Certificates	498,789	16,257	4.35%	348,945	13,153	5.04%	-0.69%	149,844	(1,792)	(8,269)	13,165	3,104
Total Deposits	900,401	24,492	3.63%	746,720	24,930	4.46%	-0.83%	153,681	(5,562)	(8,056)	13,180	(438)

Total FHLB Advances & Other Borrowings	173,121	4,739	3.66%	97,552	3,691	5.06%	-1.40%	75,569	(1,024)	2,059	13	1,048
Total Subordinated Debt	16,000	665	5.55%	13,912	817	7.85%	-2.30%	2,088	(240)	360	(272)	(152)
Total Other Borrowings	189,121	5,404	3.82%	111,464	4,508	5.41%	-1.59%	77,657	(1,264)	2,419	(259)	896

Total Interest-Bearing Liabilities	$1,089,522	$29,896	3.67%	$858,184	$29,438	4.59%	-0.92%	$231,338	$(6,826)	$(5,638)	$12,921	$458

Demand Deposits	104,902			102,392
Other Liabilities	2,653			8,757
Stockholder's equity	199,426			171,310
Total liabilities and equity	$1,396,503			$1,140,643

Net interest income/net interest spread		$33,001	3.00%		$32,219	3.23%	-0.23%	$(26,031)	$(2,254)	$17,425	$(14,389)	$782
Net interest margin			3.50%			4.09%	-0.59%

Bank of Florida Corp.
Prime Rate Loan Sensitivity Trend
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	12/31/05

Prime Based with Immediate Rate Change:							$306,571,231	$307,782,144	$221,175,965
Total Loans:							$830,186,778	$764,553,789	$486,217,832
Percentage of Total							36.928%	40.256%	45.489%

Prime Based with Rate Change within 90 Days							$21,370,515	$23,811,879	$15,467,723
Total Loans:							$830,186,778	$764,553,789	$465,064,040
Percentage of Total							2.574%	3.114%	3.326%

Total Prime Based with Change within 90 Days:							$327,941,746	$331,594,023	$236,643,688
Total Loans:							$830,186,778	$764,553,789	$486,217,832
Percentage of Total							39.502%	43.371%	48.670%
Change from 12/31/05							-9.168%	-5.299%	0.000%

Prime with Immediate Rate Change:	$364,135,839	$359,613,746	$362,841,636	$367,795,710	$370,758,767	$406,334,676	$306,571,231
LIBOR Based with Immediate Rate Change:	$5,171,432	$9,181,483	$5,795,943	$5,375,641	$2,404,990	$3,097,766	$1,556,571
Total Loans:	$1,236,610,928	$1,193,356,270	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	29.9%	30.9%	31.4%	32.6%	32.2%	37.0%	37.1%

Prime with Immediate Rate Change:	$3,143,742	$8,060,668	$10,014,311	$7,065,464	$23,609,069	$21,696,621	$21,370,515
LIBOR Based with Rate Change within 90 Days:	$72,563,438	$73,309,480	$90,878,550	$118,563,304	$91,951,883	$109,374,265	$97,607,081
Total Loans:	$1,236,610,928	$1,193,356,270	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	6.1%	6.8%	8.6%	11.0%	10.0%	11.8%	14.3%

Total Prime & LIBOR with Change within 90 Days:	$445,014,451	$450,165,377	$469,530,440	$498,800,119	$488,724,709	$540,503,328	$427,105,398
Total Loans:	$1,236,610,928	$1,193,356,270	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	36.0%	37.7%	40.0%	43.5%	42.2%	48.8%	51.4%
Dollar change in Prime & LIBOR from 6/30/07	$ (95,488,877)	$ (90,337,951)	$ (70,972,888)	$ (41,703,209)	$ (51,778,619)	$ -
Percent change in Prime & LIBOR from 6/30/07	-12.8%	-11.1%	-8.8%	-5.3%	-6.6%	0.0%

						9/30/08 vs. 6/30/08					9/30/08 vs. 9/30/07

BOFL Consolidated	9/30/2008			6/30/2008		$ Change	% Change	Mix Change	9/30/2007		$ Change	% Change	Mix Change
	Current Balance	%	% Within Portfolio	Current Balance	%	Current Balance	%	%	Current Balance	%	Current Balance	%	%
Land
Raw Land	$37,984,434	3.0%	23.8%	$26,014,740	2.2%	$11,969,694	46.0%	0.9%	$28,700,299	0.7%	$9,284,135	32.3%	2.3%
Commercial Development	$76,742,551	6.1%	48.0%	$74,202,055	6.2%	$2,540,495	3.4%	-0.1%	$71,994,941	7.3%	$4,747,610	6.6%	-1.1%
Residential Development	$45,118,289	3.6%	28.2%	$57,945,906	4.9%	-$12,827,617	-22.1%	-1.2%	$88,115,658	9.7%	-$42,997,369	-48.8%	-6.1%
Total Land	$159,845,273	12.8%	100.0%	$158,162,701	13.3%	$1,682,572	1.1%	-0.5%	$188,810,898	17.7%	-$28,965,625	-15.3%	-4.9%
Construction Loans
Residential
Condominium	$24,802,272	2.0%	12.6%	$35,935,933	3.0%	-$11,133,661	-31.0%	-1.0%	$50,252,406	5.4%	-$25,450,134	-50.6%	-3.4%
Condo Conversions	$6,465,852	0.5%	3.3%	$14,292,594	1.2%	-$7,826,742	-54.8%	-0.7%	$17,323,620	1.6%	-$10,857,768	-62.7%	-1.1%
Single-Family - Spec	$18,037,717	1.4%	9.2%	$19,997,095	1.7%	-$1,959,378	-9.8%	-0.2%	$41,692,970	4.1%	-$23,655,252	-56.7%	-2.7%
Single-Family - Owner	$17,209,843	1.4%	8.7%	$9,801,929	0.8%	$7,407,914	75.6%	0.6%	$11,303,508	0.8%	$5,906,335	52.3%	0.6%
Total Residential	$66,515,685	5.3%	33.8%	$80,027,551	6.7%	-$13,511,866	-16.9%	-1.4%	$120,572,504	11.9%	-$54,056,819	-44.8%	-6.6%
Commercial
Office	$23,719,051	1.9%	12.0%	$22,549,875	1.9%	$1,169,176	5.2%	0.0%	$40,805,648	5.8%	-$17,086,597	-41.9%	-3.9%
Retail	$32,085,498	2.6%	16.3%	$38,961,153	3.3%	-$6,875,655	-17.6%	-0.7%	$40,045,102	3.8%	-$7,959,603	-19.9%	-1.3%
Industrial/Warehouse	$11,374,871	0.9%	5.8%	$15,239,181	1.3%	-$3,864,311	-25.4%	-0.4%	$8,106,362	0.7%	$3,268,508	40.3%	0.2%
Mini Storage Facility	$0	0.0%	0.0%	$0	0.0%	$0	NA	0.0%	$0	0.0%	$0	NA	0.0%
Hotel	$11,078,334	0.9%	5.6%	$19,101,453	1.6%	-$8,023,119	-42.0%	-0.7%	$11,998,467	0.9%	-$920,133	-7.7%	0.0%
Restaurant	$718,225	0.1%	0.4%	$709,710	0.1%	$8,515	1.2%	0.0%	$676,081	0.0%	$42,144	6.2%	0.1%
Church	$131,573	0.0%	0.1%	$129,233	0.0%	$2,340	1.8%	0.0%	$0	0.0%	$131,573	NA	0.0%
Multifamily (5+ units)	$12,650,946	1.0%	6.4%	$2,447,591	0.2%	$10,203,355	416.9%	0.8%	$1,271,892	0.0%	$11,379,054	894.7%	1.0%
Hospital/ACLF	$0	0.0%	0.0%	$0	0.0%	$0	NA	0.0%	$2,128,987	0.2%	-$2,128,987	-100.0%	-0.2%
Lessors of Non Residential Bldgs	$1,007,229	0.1%	0.5%	$1,711,823	0.1%	-$704,595	-41.2%	-0.1%	NA	NA	NA	NA	NA
Comm. & Institutional Bld Const.	$13,431,616	1.1%	6.8%	$13,324,168	1.1%	$107,448	0.8%	0.0%	NA	NA	NA	NA	NA
Car Washes	$5,682,642	0.5%	2.9%	$2,231,556	0.2%	$3,451,086	154.6%	0.3%	NA	NA	NA	NA	NA
Veterinary Services	$10,455,711	0.8%	5.3%	$8,186,738	0.7%	$2,268,973	27.7%	0.2%	NA	NA	NA	NA	NA
Other Airport Operations	$3,347,056	0.3%	1.7%	$2,969,021	0.2%	$378,035	12.7%	0.0%	NA	NA	NA	NA	NA
Animal (ex. Poultry) Slaughtering	$1,753,466	0.1%	0.9%	$1,814,051	0.2%	-$60,585	-3.3%	0.0%	NA	NA	NA	NA	NA
Other Misc	$2,964,906	0.2%	1.5%	$2,544,853	0.2%	$420,053	16.5%	0.0%	$8,129,338	0.6%	$30,513,288	79.0%	NA
Total Commercial	$130,401,124	10.4%	66.2%	$131,920,406	11.1%	-$1,519,282	-1.2%	-0.6%	$113,161,878	12.0%	$17,239,247	15.2%	-1.6%
Total Construction	$196,916,809	15.7%	100.0%	$211,947,957	17.8%	-$15,031,148	-7.1%	-2.0%	$233,734,381	23.9%	-$36,817,572	-15.8%	-8.1%
TOTAL LAND, CONST, & DEV	$356,762,082	28.5%		$370,110,658	31.0%	-$13,348,576	-3.6%	-2.5%	$422,545,279	41.6%	-$65,783,197	-15.6%	-13.1%

Permanent CRE Loans
Office	$194,014,318	15.5%	33.7%	$189,356,692	15.9%	$4,657,626	2.5%	-0.4%	$179,453,390	12.9%	$14,560,928	8.1%	2.6%
Retail	$100,184,529	8.0%	17.4%	$71,851,728	6.0%	$28,332,801	39.4%	2.0%	$67,088,811	5.4%	$33,095,718	49.3%	2.6%
Industrial/Warehouse	$76,677,557	6.1%	13.3%	$75,633,412	6.3%	$1,044,144	1.4%	-0.2%	$69,768,222	5.8%	$6,909,335	9.9%	0.3%
Mini Storage Facility	$3,764,088	0.3%	0.7%	$3,782,352	0.3%	-$18,264	-0.5%	0.0%	$3,819,593	0.3%	-$55,505	-1.5%	0.0%
Hotel	$36,639,127	2.9%	6.4%	$31,298,894	2.6%	$5,340,233	17.1%	0.3%	$22,117,595	1.8%	$14,521,532	65.7%	1.1%
Restaurant	$11,150,890	0.9%	1.9%	$10,023,297	0.8%	$1,127,593	11.2%	0.1%	$12,509,162	0.7%	-$1,358,273	-10.9%	0.2%
Church	$4,413,777	0.4%	0.8%	$4,451,947	0.4%	-$38,170	-0.9%	0.0%	$3,352,086	0.1%	$1,061,691	31.7%	0.3%
Multifamily (5+ units)	$44,796,211	3.6%	7.8%	$35,034,560	2.9%	$9,761,651	27.9%	0.6%	$16,061,033	1.6%	$28,735,178	178.9%	2.0%
Hospital/ACLF	$1,107,931	0.1%	0.2%	$1,121,561	0.1%	-$13,631	-1.2%	0.0%	$1,076,613	0.1%	$31,318	2.9%	0.0%
Marinas	$19,447,606	1.6%	3.4%	$15,993,151	1.3%	$3,454,455	21.6%	0.2%	NA	NA	NA	NA	NA
Other Airport Operations	$10,105,840	0.8%	1.8%	$10,130,633	0.8%	-$24,793	-0.2%	0.0%	NA	NA	NA	NA	NA
Lessors of Non Residential Bldgs	$6,566,602	0.5%	1.1%	$7,776,058	0.7%	-$1,209,457	-15.6%	-0.1%	NA	NA	NA	NA	NA
Carwashes	$11,676,150	0.9%	2.0%	$7,764,339	0.7%	$3,911,812	50.4%	0.3%	NA	NA	NA	NA	NA
Other Activites Related to RE	$8,557,230	0.7%	1.5%	$7,320,436	0.6%	$1,236,794	16.9%	0.1%	NA	NA	NA	NA	NA
Lessors of Residential Bldgs	$7,612,182	0.6%	1.3%	$6,771,706	0.6%	$840,475	12.4%	0.0%	NA	NA	NA	NA	NA
Lessors of Other RE Property	$6,000,000	0.5%	1.0%	$6,000,000	0.5%	$0	0.0%	0.0%	NA	NA	NA	NA	NA
New Car Dealers	$3,901,931	0.3%	0.7%	$3,771,329	0.3%	$130,602	3.5%	0.0%	NA	NA	NA	NA	NA
Child Care Services	$2,980,487	0.2%	0.5%	$2,992,147	0.3%	-$11,661	-0.4%	0.0%	NA	NA	NA	NA	NA
Other	$26,137,884	2.1%	4.5%	$21,165,899	1.8%	$4,971,985	23.5%	0.3%	$64,963,568	4.7%	$38,022,342	36.9%	NA

TOTAL PERM CRE LOANS	$575,734,338	46.0%	100.0%	$512,240,142	42.9%	$63,494,196	12.4%	3.1%	$440,210,074	33.4%	$135,524,264	30.8%	12.6%

Commercial
Secured	$100,012,434	8.0%		$98,504,108	8.3%	$1,508,326	1.5%	-0.3%	$79,665,501	6.5%	$20,346,933	25.5%	1.5%
Unsecured	$11,449,615	0.9%		$12,291,030	1.0%	-$841,415	-6.8%	-0.1%	$8,382,796	0.6%	$3,066,818	36.6%	0.4%
Total	$111,462,049	8.9%		$110,795,138	9.3%	$666,911	-5.3%	-0.4%	$88,048,298	7.1%	$23,413,751	62.1%	1.8%
Residential Mortgages
HELOC	$39,137,823	3.1%		$41,921,120	3.5%	-$2,783,297	-6.6%	-0.4%	$40,352,652	3.9%	-$1,214,829	-3.0%	-0.7%
Residential	$155,379,219	12.4%		$145,820,330	12.2%	$9,558,889	6.6%	0.2%	$154,753,484	12.6%	$625,734	0.4%	-0.2%
Total	$194,517,042	15.6%		$187,741,450	15.7%	$6,775,592	-0.1%	-0.2%	$195,106,136	16.5%	-$589,094	-2.6%	-0.9%
Consumer
Secured	$8,597,428	0.7%		$9,155,774	0.8%	-$558,346	-6.1%	-0.1%	$9,765,063	1.3%	-$1,167,636	-12.0%	-0.6%
Unsecured	$3,332,414	0.3%		$3,310,223	0.3%	$22,190	0.7%	0.0%	$1,699,436	0.2%	$1,632,977	96.1%	0.1%
Total	$11,929,841	1.0%		$12,465,997	1.0%	-$536,156	-5.4%	-0.1%	$11,464,500	1.4%	$465,342	84.1%	-0.5%

TOTAL PORTFOLIO	$1,250,405,352	100.0%		$1,193,353,385	100.0%	$57,051,967	4.8%	0.0%	$1,157,374,286	100.0%	$93,031,066	8.0%	0.0%

						9/30/08 vs. 6/30/08					9/30/08 vs. 9/30/07
						$ Change	% Change	Mix Change			$ Change	% Change	Mix Change
	Current Balance	%		Current Balance	%	Current Balance	%	%	Current Balance	%
Land	$159,845,273	13%		$158,162,701	13%	$1,682,572	1.1%	-0.5%	$188,810,898	16%	-$28,965,625	-15.3%	-3.5%
Construction	$196,916,809	16%		$211,947,957	18%	-$15,031,148	-7.1%	-2.0%	$233,734,381	20%	-$36,817,572	-15.8%	-4.4%
CRE	$575,734,338	46%		$512,240,142	43%	$63,494,196	12.4%	3.1%	$440,210,074	38%	$135,524,264	30.8%	8.0%
C&I	$111,462,049	9%		$110,795,138	9%	$666,911	0.6%	-0.4%	$88,048,298	8%	$23,413,751	26.6%	1.3%
Residential Mtgs	$194,517,042	16%		$187,741,450	16%	$6,775,592	3.6%	-0.2%	$195,106,136	17%	-$589,094	-0.3%	-1.3%
Consumer	$11,929,841	1%		$12,465,997	1%	-$536,156	-4.3%	-0.1%	$11,464,500	1%	$465,342	4.1%	0.0%
Total	$1,250,405,352	100%		$1,193,353,385	100%	$57,051,967	4.8%	0.0%	$1,157,374,286	100%	$93,031,066	8.0%	0.0%

		% of its	% of		% of its	% of	% Chg	Mix Chg		% of its	% of	% Chg	Mix Chg
Lowest Inherent Risk		Category	Total		Category	Total	Outs	Category		Category	Total	Outs	Category

Permanent CRE - owner occupied	$232,419,879	40%	81%	$ 221,609,540	43%	83%	5%	-3%	$203,041,605	46%	81%	14%	-1%
Construction CRE - owner occupied	$36,565,821	19%	13%	$ 37,132,993	18%	14%	-2%	1%	$34,993,993	15%	14%	4%	-1%
Residential construction - under contract	$17,209,843	26%	6%	$ 9,801,929	12%	4%	76%	14%	$11,303,508	9%	5%	52%	2%
Total	$ 286,195,544	37%	100%	$ 268,544,461	37%	100%	7%	0%	$ 249,339,106	37%	100%	15%	0%
Dollar Change from 6/30/08	$ 17,651,082	6.6%
Dollar Change from 9/30/07	$ 36,856,438	14.8%

						9/30/08 vs. 6/30/08					9/30/08 vs. 9/30/07
	9/30/2008			6/30/2008		$ Change	% Change	Mix Change	9/30/2007		$ Change	% Change	Mix Change
	Current Balance	% of Total Loans	% Within Portfolio	Current Balance	% of Total Loans	Current Balance	%	%	Current Balance	%	Current Balance	%	%
Residential Development	$ 45,118,289	3.6%	28.2%	$ 57,945,906	4.9%	-$12,827,617	-22.1%	-1.2%	$ 88,115,658	9.7%	-$42,997,369	-48.8%	-6.1%
Residential Construction	$ 66,515,685	5.3%	33.8%	$ 80,027,551	6.7%	-$13,511,866	-16.9%	-1.4%	$ 120,572,504	11.9%	-$54,056,819	-44.8%	-6.6%
Residential Mortgages--Total	$194,517,042	15.6%	NA	$187,741,450	15.7%	$6,775,592	3.6%	-0.2%	$195,106,136	16.5%	-$589,094	-0.3%	-0.9%
Total Residential-Related	$ 306,151,016	24.5%		$ 325,714,907	27.3%	-$19,563,892	-6.0%	-2.8%	$ 403,794,298	38.1%	-$97,643,282	-24.2%	-13.6%